                                                                    Exhibit 99.3

DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED

                                                                           MOR-1
                                                       ACCRUAL BASIS - UNAUDITED


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING AUGUST 28, 1999

================================================================================

                                             Document   Previously  Explanation
    Required attachments                     Attached   Submitted    Attached

    1.  Tax Receipts                           ( )         ( )         (N/A)

    2.  Bank Statements                        (X)         ( )          ( )

    3.  Most recently filed                    ( )         (X)          ( )
        Income Tax Return

    4.  Most recent Annual Financial           ( )         (X)          ( )
        Statements prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ JAMES T. MORAN                                           PRESIDENT
------------------------------------------          ---------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

JAMES T. MORAN                                                12/2/99
------------------------------------------          ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE


PREPARER:

/s/ DONNA M. ZIANNI                                     ASSISTANT CONTROLLER
------------------------------------------          ---------------------------
ORIGINAL SIGNATURE OF PREPARER                                 TITLE

DONNA M. ZIANNI                                               12/2/99
------------------------------------------          ---------------------------
PRINTED NAME OF PREPARER                                        DATE


  All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED

                                                                           MOR-2
                                                       ACCRUAL BASIS - UNAUDITED

                                        MONTHLY OPERATING REPORT
                                  FOR THE MONTH ENDING AUGUST 28, 1999

                                       COMPARATIVE BALANCE SHEET
                                              (UNAUDITED)
-------------------------------------------------------------------------------------------------------
ASSETS                                                      JUN-99           JUL-99            AUG-99
                                                          ---------------------------------------------
                                                           03-JUL-99        31-JUL-99        28-AUG-99
-------------------------------------------------------------------------------------------------------
1. CASH                                                   17,791,698       16,285,623       15,917,125
-------------------------------------------------------------------------------------------------------
2. ACCOUNTS RECEIVABLE                                     1,543,475        1,612,922        1,608,840
-------------------------------------------------------------------------------------------------------
3. INVENTORY                                                       0                0                0
-------------------------------------------------------------------------------------------------------
4. NOTES RECEIVABLE                                                0                0                0
-------------------------------------------------------------------------------------------------------
5. PREPAID EXPENSES                                          820,444          809,474          836,576
-------------------------------------------------------------------------------------------------------
6. OTHER (CREDIT CARD RESERVES)                            2,461,426        2,461,426        2,461,426
-------------------------------------------------------------------------------------------------------
7. TOTAL CURRENT ASSETS                                   22,617,043       21,169,445       20,823,967
=======================================================================================================
8. PROPERTY, PLANT & EQUIPMENT, net                                0                0                0
-------------------------------------------------------------------------------------------------------
9. ASSETS HELD FOR SALE                                       27,730           27,730           27,376
-------------------------------------------------------------------------------------------------------
10. TOTAL PROPERTY, PLANT & EQUIP                             27,730           27,730           27,376
-------------------------------------------------------------------------------------------------------
11. DUE FROM AFFILIATES & INSIDERS                                 0                0                0
-------------------------------------------------------------------------------------------------------
12. INTANGIBLES (ATTACH LIST)                                      0                0                0
-------------------------------------------------------------------------------------------------------
13. OTHER (PREPAID FINANCE FEES)                                   0                0                0
-------------------------------------------------------------------------------------------------------
14. TOTAL ASSETS                                          22,644,773       21,197,175       20,851,343
=======================================================================================================
POSTPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------
15. ACCOUNTS PAYABLE & ACCRUALS                            1,320,218          959,549          959,442
-------------------------------------------------------------------------------------------------------
16. TAXES PAYABLE                                                  0                0                0
-------------------------------------------------------------------------------------------------------
17. NOTES PAYABLE                                                  0                0                0
-------------------------------------------------------------------------------------------------------
18. PROFESSIONAL FEES                                        931,605          850,405          643,757
-------------------------------------------------------------------------------------------------------
19. SECURED DEBT                                                   0                0                0
-------------------------------------------------------------------------------------------------------
20. DUE TO AFFILIATES & INSIDERS                                   0                0                0
-------------------------------------------------------------------------------------------------------
21. OTHER - (DEFERRED REVENUE from Service Policies)               0                0                0
-------------------------------------------------------------------------------------------------------
22. TOTAL POSTPETITION LIABILITIES                         2,251,823        1,809,954        1,603,199
=======================================================================================================
PREPETITION LIABILITIES
-------------------------------------------------------------------------------------------------------
23. SECURED DEBT                                                   0                0                0
-------------------------------------------------------------------------------------------------------
24. PRIORITY DEBT                                                  0                0                0
-------------------------------------------------------------------------------------------------------
25. UNSECURED DEBT                                        57,348,630       57,330,346       57,317,640
-------------------------------------------------------------------------------------------------------
26. OTHER                                                          0                0                0
-------------------------------------------------------------------------------------------------------
27. TOTAL PREPETITION LIABILITIES                         57,348,630       57,330,346       57,317,640
=======================================================================================================
28. TOTAL LIABILITIES                                     59,600,453       59,140,300       58,920,839
=======================================================================================================
EQUITY
-------------------------------------------------------------------------------------------------------
29. PREPETITION OWNERS' EQUITY                            (1,334,175)      (1,334,175)      (1,334,175)
=======================================================================================================
30. POSTPETITION CUMULATIVE PROFIT OR (LOSS)             (35,621,505)     (36,608,950)     (36,735,321)
=======================================================================================================
31. TOTAL EQUITY (DEFICIT)                               (36,955,680)     (37,943,125)     (38,069,496)
=======================================================================================================
32. TOTAL LIABILITIES & OWNERS' EQUITY                    22,644,773       21,197,175       20,851,343
-------------------------------------------------------------------------------------------------------

NOTES FOR MONTH ENDING AUGUST 28, 1999:
 ITEM 5: Prepaids primarily consist of retainers for professional fees of $0.5 million.
 ITEM 25: Consists of Accounts Payable, Accrued Liabilities and Customer
          Refunds.

DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED

                                                                           MOR-3
                                                       ACCRUAL BASIS - UNAUDITED

                                MONTHLY OPERATING REPORT
                          FOR THE MONTH ENDING AUGUST 28, 1999

                                    INCOME STATEMENT
                                      (UNAUDITED)

---------------------------------------------------------------------------------------
      REVENUES                                     JUN-99       JUL-99        AUG-99
                                                  -------------------------------------
                                                  03-JUL-99    31-JUL-99     28-AUG-99
---------------------------------------------------------------------------------------
1. GROSS REVENUES                                   9,070         9,099        12,964
---------------------------------------------------------------------------------------
2. COST OF GOODS SOLD                                  82        80,623             0
=======================================================================================
3. GROSS PROFIT                                     8,988       (71,524)       12,964
---------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------
4. Payroll                                         77,493        41,528        38,348
---------------------------------------------------------------------------------------
5. Payroll Taxes                                    4,831         2,418         2,171
---------------------------------------------------------------------------------------
6. Employee Benefits                               (4,144)     (108,020)         (108)
---------------------------------------------------------------------------------------
7. Depreciation and Amortization                        0             0             0
---------------------------------------------------------------------------------------
8. Occupancy Costs                                135,205        21,112           223
---------------------------------------------------------------------------------------
9. Advertising                                      4,432             0       (20,054)
---------------------------------------------------------------------------------------
10. Store Delivery                                      0             0             0
---------------------------------------------------------------------------------------
11. Home Delivery                                       0             0             0
---------------------------------------------------------------------------------------
12. Financing Costs                                     0             0             0
---------------------------------------------------------------------------------------
13. Equipment Rental                               20,037       (48,498)       21,673
---------------------------------------------------------------------------------------
14. Outsource Services                                  0         1,692         1,692
---------------------------------------------------------------------------------------
15. Taxes                                               0       876,271             0
---------------------------------------------------------------------------------------
16. Insurance                                      15,000        15,000        21,029
---------------------------------------------------------------------------------------
17. Legal and Professional                         23,492        55,342        16,759
---------------------------------------------------------------------------------------
18. Impairment of Long-Lived Assets                     0             0             0
---------------------------------------------------------------------------------------
19. Reversal of Restructuring Charge                    0             0             0
---------------------------------------------------------------------------------------
20. Finance and other receivables write-off             0             0             0
---------------------------------------------------------------------------------------
21. Other (Attach List)                            11,138        14,573         4,021
=======================================================================================
22. TOTAL OPERATING EXPENSES                      287,484       871,418        85,754
=======================================================================================
23. OPERATING INCOME                             (278,496)     (942,942)      (72,790)
---------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------
24. OTHER INCOME - Interest                             0             0             0
---------------------------------------------------------------------------------------
25. OTHER EXPENSES (ATTACH LIST)                        0             0             0
---------------------------------------------------------------------------------------
26. INTEREST EXPENSE                                    0             0             0
---------------------------------------------------------------------------------------
27. OTHER - Loss (gain) on sale of assets         244,693             0             0
---------------------------------------------------------------------------------------
28. NET OTHER INCOME & EXPENSES                   244,693             0             0
=======================================================================================
29. LOSS BEFORE REORGANIZATION EXPENSES,
TAXES AND EXTRAORDINARY ITEM                     (523,189)     (942,942)      (72,790)
=======================================================================================
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------
30. PROFESSIONAL FEES                             215,906       103,699       118,947
---------------------------------------------------------------------------------------
31. U.S. TRUSTEE FEES                                   0        10,250             0
---------------------------------------------------------------------------------------
32. INTEREST INCOME                               (67,354)      (69,447)      (65,365)
---------------------------------------------------------------------------------------
33. OTHER (ATTACH LIST)                            17,210             0             0
=======================================================================================
34. TOTAL REORGANIZATION EXPENSES                 165,762        44,502        53,582
---------------------------------------------------------------------------------------
35. INCOME TAX                                          0             0             0
=======================================================================================
36. LOSS BEFORE EXTRAORDINARY ITEM               (688,951)     (987,444)     (126,372)
=======================================================================================
37. EXTRAORDINARY LOSS - EARLY
EXTINGUISHMENT OF DEBT                                  0             0             0
=======================================================================================
38. EXTRAORDINARY GAIN - RECOGNITION OF
DEFERRED SERVICE POLICY REVENUE                         0             0             0
=======================================================================================
39. EXTRAORDINARY GAIN - ABANDONMENT OF
PROPERTY UNDER CAPITAL LEASE AND REJECTION
OF RELATED LEASE OBLIGATIONS                            0             0             0
=======================================================================================
40. NET LOSS                                     (688,951)     (987,444)     (126,372)
---------------------------------------------------------------------------------------

NOTES FOR MONTH ENDING AUGUST 28, 1999:
ITEM 9:  Represents reversal of overaccrual of advertising payments due.
ITEM 21: Primarily consists of telephone, repairs/maintenance, supplies, employee expenses and bank fees.

DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED

                                                                           MOR-4
                                                       ACCRUAL BASIS - UNAUDITED

                                               MONTHLY OPERATING REPORT
                                         FOR THE MONTH ENDING AUGUST 28, 1999

----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                                       JUN-99           JUL-99              AUG-99
                                                                    --------------------------------------------------
DISBURSEMENTS                                                         03-JUL-99         31-JUL-99          28-AUG-99
----------------------------------------------------------------------------------------------------------------------
1. CASH-BEGINNING OF MONTH                                          18,419,339.76     17,995,185.10      17,547,144.16
----------------------------------------------------------------------------------------------------------------------
                                                       RECEIPTS
----------------------------------------------------------------------------------------------------------------------
2. CASH SALES                                                                0.00              0.00              0.00
----------------------------------------------------------------------------------------------------------------------
3. COLLECTION OF ACCOUNTS RECEIVABLE                                         0.00              0.00              0.00
----------------------------------------------------------------------------------------------------------------------
3a. Liquidator reimbursement for expenses paid by Sun                        0.00              0.00              0.00
----------------------------------------------------------------------------------------------------------------------
4. LOANS & ADVANCES (ATTACH LIST)                                            0.00              0.00              0.00
----------------------------------------------------------------------------------------------------------------------
5. SALE OF ASSETS                                                            0.00              0.00              0.00
----------------------------------------------------------------------------------------------------------------------
6. OTHER                                                               407,757.25        134,525.25         25,441.69
======================================================================================================================
7. TOTAL RECEIPTS                                                      407,757.25        134,525.25         25,441.69
======================================================================================================================
8. TOTAL CASH AVAILABLE                                             18,827,097.01     18,129,710.35     17,572,585.85
======================================================================================================================
                                             CURRENT MONTH DISBURSEMENTS
----------------------------------------------------------------------------------------------------------------------
                                                                        03-JUL-99         31-JUL-99          28-AUG-99
----------------------------------------------------------------------------------------------------------------------
                                  PURPOSE                                AMOUNT             AMOUNT            AMOUNT
----------------------------------------------------------------------------------------------------------------------
9. BANK FEES AND DEBT PAYDOWN                                                0.00              0.00              0.00
----------------------------------------------------------------------------------------------------------------------
10. ADVERTISING                                                          4,432.51              0.00              0.00
----------------------------------------------------------------------------------------------------------------------
11. MERCHANDISE/PARTS                                                        0.00              0.00              0.00
----------------------------------------------------------------------------------------------------------------------
12. PAYROLL                                                            121,460.10         43,082.47         40,763.34
----------------------------------------------------------------------------------------------------------------------
13. STORE RENT                                                         106,945.25        113,071.26              0.00
----------------------------------------------------------------------------------------------------------------------
14. EQUIPMENT RENT                                                     122,166.73        198,715.37          2,958.12
----------------------------------------------------------------------------------------------------------------------
15. CONSTRUCTION                                                             0.00              0.00              0.00
----------------------------------------------------------------------------------------------------------------------
16. EMPLOYEE EXPENSES/UNIFORMS                                           6,078.17          3,050.57          2,883.16
----------------------------------------------------------------------------------------------------------------------
17. FREIGHT/POSTAGE                                                        561.00              0.00              0.00
----------------------------------------------------------------------------------------------------------------------
18. GASOLINE                                                                 0.00              0.00              0.00
----------------------------------------------------------------------------------------------------------------------
19. HOTEL/AIR FARE                                                           0.00              0.00              0.00
----------------------------------------------------------------------------------------------------------------------
20. INSURANCE                                                            1,624.43            344.57         60,573.64
----------------------------------------------------------------------------------------------------------------------
21. WORKERS COMPENSATION                                                11,476.61         18,284.11         12,638.35
----------------------------------------------------------------------------------------------------------------------
22. 401 K                                                                    0.00         13,932.39              0.00
----------------------------------------------------------------------------------------------------------------------
23. MISCELLANEOUS                                                       16,684.82         58,499.75              0.00
----------------------------------------------------------------------------------------------------------------------
24. GARNISHMENTS                                                           188.30              0.00              0.00
----------------------------------------------------------------------------------------------------------------------
25. SUPPLIES/MAINTENANCE                                                   604.54          5,446.52              0.00
----------------------------------------------------------------------------------------------------------------------
26. CUSTOMER REFUNDS                                                         0.00              0.00              0.00
----------------------------------------------------------------------------------------------------------------------
27. SECURITY                                                                 0.00              0.00              0.00
----------------------------------------------------------------------------------------------------------------------
28. TAXES                                                                    0.00        876,271.22              0.00
----------------------------------------------------------------------------------------------------------------------
29. TEMPORARY HELP SERVICES                                              3,184.80          1,692.00          1,692.00
----------------------------------------------------------------------------------------------------------------------
30. UTILITIES                                                           67,256.17         16,471.46            199.95
----------------------------------------------------------------------------------------------------------------------
31. WASTE REMOVAL                                                            0.00            140.00              0.00
----------------------------------------------------------------------------------------------------------------------
32. CONSULTING                                                           9,891.00         15,360.00         16,136.00
----------------------------------------------------------------------------------------------------------------------
33. THIRD PARTY SERVICERS                                                    0.00              0.00              0.00
----------------------------------------------------------------------------------------------------------------------
34. PETTY CASH                                                               0.00              0.00              0.00
----------------------------------------------------------------------------------------------------------------------
35. REBATES                                                                  0.00              0.00              0.00
----------------------------------------------------------------------------------------------------------------------
36. WARRANTY SERVICER                                                       82.00         80,623.20              0.00
----------------------------------------------------------------------------------------------------------------------
37. Reimbursement to liquidators for sales at closing stores                 0.00              0.00              0.00
----------------------------------------------------------------------------------------------------------------------
38. U.S. TRUSTEE FEES                                                        0.00         10,250.00              0.00
----------------------------------------------------------------------------------------------------------------------
39. PROFESSIONAL FEES                                                  386,371.29        184,898.95        324,839.13
----------------------------------------------------------------------------------------------------------------------

======================================================================================================================
40. TOTAL DISBURSEMENTS                                                859,007.72      1,640,133.84        462,683.69
======================================================================================================================
41. END OF MONTH BALANCE                                            17,995,185.10     17,547,144.16     16,240,925.59
======================================================================================================================

ITEMS 1 & 41:  Beginning and Ending Cash balances reflect balances per bank statements.

ITEM 6:        Consists of various miscellaneous corporate deposits.

ITEMS 9 - 40:  Disbursements reflect wire and/or ACH transfers and checks written during the period August 1, 1999 through August 28, 1999.

DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED

                                                                           MOR-5
                                                       ACCRUAL BASIS - UNAUDITED


                                            MONTHLY OPERATING REPORT
                                      FOR THE MONTH ENDING AUGUST 28, 1999

---------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING
===============================================================================================================
                        0 - 30 days old                                                                    0.00
                        ---------------------------------------------------------------------------------------
                        31 - 60 days old                                                                   0.00
                        ---------------------------------------------------------------------------------------
                        61 - 90 days old                                                                   0.00
                        ---------------------------------------------------------------------------------------
                        91+ days old                                                               2,164,661.33
                        ---------------------------------------------------------------------------------------
                        TOTAL ACCOUNTS RECEIVABLE                                                  2,164,661.33
                        ---------------------------------------------------------------------------------------
                        AMOUNTS CONSIDERED UNCOLLECTIBLE                                            (920,682.19)
                        ---------------------------------------------------------------------------------------
                        ACCOUNTS RECEIVABLE (NET)                                                  1,243,979.14
===============================================================================================================

-----------------------------------------
AGING OF POST PETITION TAXES AND PAYABLES
---------------------------------------------------------------------------------------------------------------
                               0-30              31-60             61-90             91+
                               DAYS              DAYS              DAYS              DAYS             TOTAL
---------------------------------------------------------------------------------------------------------------
ACCOUNTS PAYABLE (A)         563,199.00         10,000.00         10,000.00     1,020,000.00      1,603,199.00
---------------------------------------------------------------------------------------------------------------

NOTE A: Sun's Accounts Payable system does not age the A/P; above aging represents estimate based on review of the accounts payable detail.

---------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES
---------------------------------------------------------------------------------------------------------------
                                                         BEGINNING   WITHHELD                 ENDING
                                                            TAX       AND/OR        AMOUNT      TAX    DELINQUENT
                                                         LIABILITY*   ACCRUED        PAID    LIABILITY    TAXES
===============================================================================================================
FEDERAL
---------------------------------------------------------------------------------------------------------------
WITHHOLDING**                                               0.00      6,797.71      6,797.71    0.00
---------------------------------------------------------------------------------------------------------------
FICA-EMPLOYEE**                                             0.00      2,170.54      2,170.54    0.00
---------------------------------------------------------------------------------------------------------------
FICA-EMPLOYER**                                             0.00      2,170.54      2,170.54    0.00
---------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT                                                0.00          0.00          0.00    0.00
---------------------------------------------------------------------------------------------------------------
INCOME                                                      0.00          0.00          0.00    0.00
---------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                                         0.00          0.00          0.00    0.00
===============================================================================================================
TOTAL FEDERAL TAXES                                         0.00     11,138.79     11,138.79    0.00      0.00
===============================================================================================================
STATE AND LOCAL
===============================================================================================================
WITHHOLDING                                                 0.00      2,478.26      2,478.26    0.00
---------------------------------------------------------------------------------------------------------------
SALES AND USE                                               0.00          0.00          0.00    0.00
---------------------------------------------------------------------------------------------------------------
EXCISE                                                      0.00          0.00          0.00    0.00
---------------------------------------------------------------------------------------------------------------
MERCANTILE                                                  0.00          0.00          0.00    0.00
---------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT                                                0.00          0.00          0.00    0.00
---------------------------------------------------------------------------------------------------------------
REAL PROPERTY                                               0.00          0.00          0.00    0.00
---------------------------------------------------------------------------------------------------------------
PERSONAL PROPERTY                                           0.00          0.00          0.00    0.00
---------------------------------------------------------------------------------------------------------------
PENNSYLVANIA OCCUPATIONAL                                   0.00          0.00          0.00    0.00
---------------------------------------------------------------------------------------------------------------
NEW YORK DISABILITY                                         0.00          0.00          0.00    0.00
---------------------------------------------------------------------------------------------------------------
OTHER (ATTACH LIST)                                         0.00          0.00          0.00    0.00
===============================================================================================================
TOTAL STATE AND LOCAL                                       0.00      2,478.26      2,478.26    0.00      0.00
===============================================================================================================
TOTAL TAXES                                                 0.00     13,617.05     13,617.05    0.00      0.00
===============================================================================================================

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED

                                                                           MOR-6
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING AUGUST 28, 1999

THE DEBTOR IN POSSESSION MUST COMPLETE THE RECONCILIATION BELOW FOR EACH BANK ACCOUNT, INCLUDING ALL GENERAL, PAYROLL AND TAX ACCOUNTS, AS WELL AS ALL SAVINGS AND INVESTMENT ACCOUNTS, MONEY MARKET ACCOUNTS, CERTIFICATES OF DEPOSIT, GOVERNMENT OBLIGATIONS, ETC. ACCOUNTS WITH RESTRICTED FUNDS SHOULD BE IDENTIFIED BY PLACING AN ASTERISK NEXT TO THE ACCOUNT NUMBER. ATTACH ADDITIONAL SHEETS IF NECESSARY.


--------------------------------------
BANK RECONCILIATION
                                               ACCOUNT #1       ACCOUNT #2       ACCOUNT #3
------------------------------------------------------------------------------------------------------------------
A.  BANK:                                   SEE NOTE BELOW
                                            --------------------------------------------------
B.  ACCOUNT NUMBER:                                                                                  TOTAL
                                            --------------------------------------------------
C.  PURPOSE (TYPE):
==================================================================================================================
1.  BALANCE PER BANK STATEMENT
------------------------------------------------------------------------------------------------------------------
2.  ADD:  TOTAL DEPOSITS NOT CREDITED
------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT:  OUTSTANDING CHECKS
------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS (ATTACH LIST)
------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS
------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
------------------------------------------------------------------------------------------------------------------

NOTE: Bank Reconciliations for August 1999 and a summary of the activity in each account are included with this MOR. See MOR-6 supporting schedules.

--------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------
                                          DATE OF             TYPE OF              PURCHASE            CURRENT
BANK ACCOUNT NAME & NUMBER               PURCHASE            INSTRUMENT             PRICE               VALUE
------------------------------------------------------------------------------------------------------------------
7. NatCity Investments - 509394078       12/31/98         Govt Money Market       1,228,151.32       1,232,971.96
------------------------------------------------------------------------------------------------------------------
8. NatCity Investments - 509394035       12/31/98         Govt Money Market      16,201,209.76      14,865,836.02
------------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                            17,429,361.08      16,098,807.98
------------------------------------------------------------------------------------------------------------------

--------------------------------------
CASH
------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND - per the Company's Bank Statements                                               142,117.61
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH-END OF MONTH (Total of lines 5, 11, & 12)                                            16,240,925.59
------------------------------------------------------------------------------------------------------------------

DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED

                                                                           MOR-7
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING AUGUST 28, 1999

--------------------------------------------------------------------------------
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------
OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID
TO INSIDERS (AS DEFINED IN SECTION 101(31)(A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING
ALLOWANCE TRAVEL, CAR ALLOWANCE, ETC.).  ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------------
                                         INSIDERS
---------------------------------------------------------------------------------------------------   CUMULATIVE
                                                                       TYPE OF         AMOUNT            UNPAID
            NAME                           POSITION                    PAYMENT          PAID            BALANCE
-----------------------------------------------------------------------------------------------------------------
1. BETH SAVAGE                      CFO, Treasurer and Secretary        salary       $12,307.70          $0.00
-----------------------------------------------------------------------------------------------------------------
                                                                         bonus       $     0.00
-----------------------------------------------------------------------------------------------------------------
                                                                       expenses      $     0.00
-----------------------------------------------------------------------------------------------------------------
2. JAMES MORAN                      President                          expenses      $ 2,883.16
-----------------------------------------------------------------------------------------------------------------
3. TOTAL PAYMENTS TO INSIDERS                                                        $15,190.86          $0.00
-----------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                       PROFESSIONALS
---------------------------------------------------------------------------------------------------------------------------
                                          TYPE              DATE OF COURT
                                           OF             ORDER AUTHORIZING        AMOUNT         AMOUNT        TOTAL PAID
              NAME                    PROFESSIONAL            PAYMENT             APPROVED         PAID          TO DATE
---------------------------------------------------------------------------------------------------------------------------
1. Kirkland & Ellis                     Attorney              09/16/98                0.00           0.00       402,044.85
---------------------------------------------------------------------------------------------------------------------------
2. Business Regeneration Services       Accountant            09/16/98           78,898.50      78,898.50       935,673.87
---------------------------------------------------------------------------------------------------------------------------
3. KPMG Peat Marwick LLP                Accountant            09/16/98            3,024.40       3,024.40       101,451.40
---------------------------------------------------------------------------------------------------------------------------
4. Otterbourg, Steindler, Houston &     Attorney              09/16/98           24,030.25      24,030.25       494,802.21
---------------------------------------------------------------------------------------------------------------------------
5. Porter, Wright, Morris & Arthur      Attorney              09/16/98            9,993.35       9,993.35       117,004.59
---------------------------------------------------------------------------------------------------------------------------
6. Young, Conaway, Stargatt &           Attorney              09/16/98           18,002.86      18,002.86       208,946.91
---------------------------------------------------------------------------------------------------------------------------
7. Donlin, Recano & Company, Inc.       Claims Consultant     09/16/98           34,455.26      34,455.26       565,245.12
---------------------------------------------------------------------------------------------------------------------------
8. Ernst & Young LLP                    Accountant            09/16/98           38,384.80      38,384.80       424,145.20
---------------------------------------------------------------------------------------------------------------------------
9. D.G. Hart Associates, Inc.           Consultant            11/10/98                0.00           0.00       120,763.67
---------------------------------------------------------------------------------------------------------------------------
10. Pepper Hamilton LLP                 Attorney              11/05/98            3,026.73       3,026.73        21,077.92
---------------------------------------------------------------------------------------------------------------------------
11. Milbank, Tweed, Hadley & McCloy     Attorney              11/23/98          115,022.98     115,022.98     1,048,758.49
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
12. TOTAL PAYMENTS TO PROFESSIONALS                                             324,839.13     324,839.13     4,439,914.23
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------------------------------------
                                                            SCHEDULED                    AMOUNTS
                                                             MONTHLY                      PAID         TOTAL
                                                             PAYMENTS                    DURING        UNPAID
NAME OF CREDITOR                                               DUE                        MONTH     POSTPETITION
--------------------------------------------------------------------------------------------------------------
1.  BankBoston Retail Finance, Inc. Term Loan         Interest due the first day of       0.00           None
--------------------------------------------------------------------------------------------------------------
2.                                                    each month
--------------------------------------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------------------------------------
6.  TOTAL                                                                                 0.00
--------------------------------------------------------------------------------------------------------------

DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED

                                                                           MOR-8
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING AUGUST 28, 1999

-----------------------------------------------------------------------------------------------------------------------------
QUESTIONNAIRE                                                                                         YES          NO
-----------------------------------------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS
    THIS REPORTING PERIOD?                                                                                          X
-----------------------------------------------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
    ACCOUNT?                                                                                                        X
-----------------------------------------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?                          X
-----------------------------------------------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                                   X
-----------------------------------------------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                         X
-----------------------------------------------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                    X
-----------------------------------------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                    X
-----------------------------------------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                X
-----------------------------------------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                      X
-----------------------------------------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                                      X
-----------------------------------------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                               X
-----------------------------------------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                                 X
----------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

ITEM #2 - In accordance with a first day motion approved by the Bankruptcy
          Court, Sun Television's existing pre-petition bank accounts are Debtor-in-Possession bank accounts.


------------------------------------------------------------------------------------------------------
INSURANCE                                                                       YES           NO
------------------------------------------------------------------------------------------------------
1.  ARE WORKERS COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                                     X
------------------------------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                       X
------------------------------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.                                               X
------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

ITEM 2: Note that approximately $10,000 in General Liability insurance premium related to several new stores opened during fiscal 1999 were NOT billed to the Company until subsequent to the Petition Date and are therefore included as a Pre-petition debt.

--------------------------------------------------------------------------------------------------------------------------------
                                                       INSURANCE POLICIES
--------------------------------------------------------------------------------------------------------------------------------
            TYPE OF                                                                                          PAYMENT AMOUNT
            POLICY                          CARRIER                         PERIOD COVERED                   & FREQUENCY
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Commercial Property & Casualty        C N A                            10/1/98 through 9/30/99         - $287,100 paid 10/1/98
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Directors & Officers Liability        Genesis Insurance Co.            7/21/99 through 7/21/00         - $60,000 paid in full
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         8/13/99
--------------------------------------------------------------------------------------------------------------------------------
Workers Compensation                  Various State Funds           11/19/98 through final store       - $113,740 paid 11/13/98
--------------------------------------------------------------------------------------------------------------------------------
                                                                 closing date in various states (A)
--------------------------------------------------------------------------------------------------------------------------------

                  NOTE A: Sun applied for state fund coverage in Pennsylvania, Indiana, Virginia, New York and Kentucky. No coverage was necessary for Tennessee as final store closed in that state on November 8, 1998. Sun was required to apply for State Fund coverage for WC due to the EBI Companies denying coverage after the 30 day extension period. Sun is still self-insured in Ohio. Final audits have been completed for Pennsylvania, Indiana, Virginia, New York and Kentucky, and the accounts have been closed.

DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED

                                                                           MOR-9
                                                       ACCRUAL BASIS - UNAUDITED


                            MONTHLY OPERATING REPORT
                      FOR THE MONTH ENDING AUGUST 28, 1999


------------------------------------------------------------------------------------------------------------------------
                                                        PERSONNEL
------------------------------------------------------------------------------------------------------------------------
                                                                  FULL TIME            PART TIME              TOTAL
------------------------------------------------------------------------------------------------------------------------
1.  Total number of employees at beginning of period                  12                   0                    12
------------------------------------------------------------------------------------------------------------------------
2.  Number of employees hired during the period                       0                    0                    0
------------------------------------------------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period      0                    0                    0
------------------------------------------------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period             12                   0                    12
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                CHANGE OF ADDRESS
--------------------------------------------------------------------------------
If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

DATE OF CHANGE:        N/A
                ------------------------

NEW ADDRESS:                    N/A
             ----------------------------------------------

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                      AUGUST 1999 MONTHLY OPERATING REPORT


                         SUPPORTING SCHEDULES FOR MOR-4

                       SUMMARY OF BANK STATEMENT ACTIVITY

                           MOR-4 SUPPORTING SCHEDULE
DEBTOR:                                                        CASE NO. 98-02107
     SUN TELEVISION AND APPLIANCES, INC.                            AND 98-02109
     SUN TV AND APPLIANCES, INC.                            JOINTLY ADMINISTERED


 BANK                               BANKBOSTON           NATIONAL CITY    NATIONAL CITY   NATIONAL CITY  NATIONAL CITY THE OHIO BANK

 ACCOUNT NAME                       BRF, INC. FOR
                                    PROCEEDS FROM                         WORKERS                        PROFESSIONAL  STORE
                                    SUN TV & APPLIANCES  CONCENTRATION    COMPENSATION    PAYROLL        FEES          DEPOSITS

 ACCOUNT NUMBER                     804-81979            394035037        3941035053      394035045      394078205     7067480
----------------------------------------------------------------------------------------------------------------------------------
BALANCE 8/1/99                              1,174.86          59,560.85      23,408.48      31,257.40     1,000.00        1,381.49


MISCELLANEOUS CORPORATE DEPOSITS                              25,441.69
TRANSFERS FROM SMALL BANKS                                         --
CREDIT CARD DEPOSITS, NET                        --
TRANSFERS TO/FROM BANKBOSTON
 A/C 898-28038                                   --                --
WIRE TSF TO SUN TV CONCENTRATION
 ACCOUNT                                         --                --
WIRE TSF TO VENDORS                                                --
WIRE TSF TO NCB A/CS - P/R,
 W/C, HEALTH INS, PROF FEES                                  (52,778.35)     12,638.35      40,140.00
WIRE TSF FROM/TO SUN TV SEI
 INVESTMENT FUND                                           1,400,000.00
CHECKS PAID                                               (1,345,094.57)    (15,937.32)     (5,488.34)
WIRES OUT - DIRECT DEP. & P/R TAX                                                          (33,883.95)
NSF CHECKS                                                         --
BANK/CREDIT CARD FEES                            --             (697.92)                                                     (5.06)



BALANCE 8/28/99                             1,174.86          86,431.70      20,109.51      32,025.11     1,000.00        1,376.43
                                    ==============================================================================================


Beginning of month balance - all
 accounts                                 117,783.08
                                          ==========

End of month balance - all accounts       142,117.61
                                          ==========

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                      AUGUST 1999 MONTHLY OPERATING REPORT


                         SUPPORTING SCHEDULES FOR MOR-4

                    DETAIL LISTING OF ACH AND WIRE TRANSFERS

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                              DEBTORS IN POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                      FOR THE MONTH ENDING AUGUST 28, 1999
          (COVERING THE PERIOD AUGUST 1, 1999 THROUGH AUGUST 28, 1999)

                            MOR-4 SUPPORTING SCHEDULE

                 SUMMARY OF ACH AND WIRE TRANSFERS DURING PERIOD




    Type              Date                      Vendor                       Amount        ACH/Wire
    ----              ----                      ------                       ------        --------


   Payroll          8/12/99    ADP                                          20,190.59         ACH
   Payroll          8/26/99    ADP                                          19,949.41         ACH
                                                                           ----------
                                                          Total Payroll     40,140.00
                                                                           ----------

Workers Comp        8/10/99    M&N Risk Management                         $ 2,308.81         ACH
Workers Comp        8/26/99    M&N Risk Management                         $10,329.54         ACH
                                                                           ----------
                                             Total Workers Compensation     12,638.35
                                                                           ----------


                  TOTAL WIRE AND ACH TRANSFERS                              52,778.35
                                                                           ==========

                     SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                      AUGUST 1999 MONTHLY OPERATING REPORT


                         SUPPORTING SCHEDULES FOR MOR-4

                        DETAIL LISTING OF CHECKS WRITTEN

                      SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                            (DEBTORS-IN-POSSESSION)
                          CASE NO. 98-2107 AND 98-2109
                           MOR-4 SUPPORTING SCHEDULE

           POST-PETITION CHECKS FOR THE PERIOD 8/1/99 THROUGH 8/28/99
                  (ASSOCIATE PAYROLL CHECKS ARE NOT INCLUDED)

--------------------------
       CHECK DATE
--------------------------
     YEAR      MON    DAY      CHECK# PAYEE                                                      TYPE                     AMOUNT
----------------------------------------------------------------------------------------------------------------------------------

      99        8      16      713794 MELROSE CONSULTING                                       Consulting                 1,800.00
      99        8       6      713780 OPEN TECHNOLOGY GROUP INC                                Consulting                 4,536.00
      99        8      16      713792 OPEN TECHNOLOGY GROUP INC                                Consulting                 2,520.00
      99        8      19      713797 OPEN TECHNOLOGY GROUP INC                                Consulting                 2,520.00
      99        8      25      713815 OPEN TECHNOLOGY GROUP INC                                Consulting                 4,760.00
----------------------------------------------------------------------------------------------------------------------------------
                                                          Consulting                                                     16,136.00
----------------------------------------------------------------------------------------------------------------------------------
      99        8       5      713773 MILLER'S TOTAL CLEANING PLUS                           Contract Labor                 423.00
      99        8      13      713788 MILLER'S TOTAL CLEANING PLUS                           Contract Labor                 423.00
      99        8      19      713798 MILLER'S TOTAL CLEANING PLUS                           Contract Labor                 423.00
      99        8      26      713820 MILLER'S TOTAL CLEANING PLUS                           Contract Labor                 423.00
----------------------------------------------------------------------------------------------------------------------------------
                                                        Contract Labor                                                    1,692.00
----------------------------------------------------------------------------------------------------------------------------------
      99        8       4      713771 JAMES MORAN                                           Employee Expense              2,883.16
----------------------------------------------------------------------------------------------------------------------------------
                                                       Employee Expense                                                   2,883.16
----------------------------------------------------------------------------------------------------------------------------------
      99        8       6      713781 EUROPEAN AMERICAN BANK                                Equipment Rental              2,958.12
----------------------------------------------------------------------------------------------------------------------------------
                                                       Equipment Rental                                                   2,958.12
----------------------------------------------------------------------------------------------------------------------------------
      99        8       5      713776 ANTHEM BLUE CROSS BLUE SHIELD                            Insurance                     68.03
      99        8      13      713789 AON RISK SERVIES                                         Insurance                 60,000.00
      99        8       5      713777 FORTIS INSURANCE CO.                                     Insurance                    270.36
      99        8      10      713785 ISAAC PROPERTY COMPANY LP                                Insurance                    235.25
----------------------------------------------------------------------------------------------------------------------------------
                                                           Insurance                                                     60,573.64
----------------------------------------------------------------------------------------------------------------------------------
      99        8      10      713784 AUTOMATIC DATA PROCESSING                                 Payroll                     315.14
      99        8      19      713796 AUTOMATIC DATA PROCESSING                                 Payroll                     308.20
----------------------------------------------------------------------------------------------------------------------------------
                                                            Payroll                                                         623.34
----------------------------------------------------------------------------------------------------------------------------------
      99        8      23      713803 BTS, LLC                                                Professional               78,898.50
      99        8      16      713793 DONLIN RECANO & COMPANY, INC.                           Professional               21,825.35
      99        8      23      713806 DONLIN RECANO & COMPANY, INC.                           Professional               12,629.91
      99        8      20      713801 ERNST & YOUNG LLP                                       Professional                8,023.00
      99        8      23      713807 ERNST & YOUNG LLP                                       Professional                5,645.20
      99        8      25      713817 ERNST & YOUNG LLP                                       Professional               24,716.60
      99        8      23      713804 KPMG PEAT MARWICK LLP                                   Professional                3,024.40
      99        8       5      713778 MILBANK TWEED HADLEY & MCCLOY                           Professional               89,831.00
      99        8      23      713809 MILBANK TWEED HADLEY & MCCLOY                           Professional               25,191.98
      99        8      20      713800 OTTERBOURG STEINDLER HOUSTON &                          Professional               16,255.70
      99        8      23      713805 OTTERBOURG STEINDLER HOUSTON &                          Professional                7,774.55
      99        8      23      713808 PEPPER HAMILTON LLP                                     Professional                1,865.16
      99        8      25      713818 PEPPER HAMILTON LLP                                     Professional                1,161.57
      99        8       6      713782 PORTER WRIGHT MORRIS & ARTHUR                           Professional                5,888.38
      99        8      10      713786 PORTER WRIGHT MORRIS & ARTHUR                           Professional                4,104.97
      99        8       5      713775 YOUNG CONAWAY STARGATT &                                Professional               18,002.86
----------------------------------------------------------------------------------------------------------------------------------
                                                         Professional                                                   324,839.13
----------------------------------------------------------------------------------------------------------------------------------
      99        8      16      713791 JADE INC                                                 Utilities                    199.95
----------------------------------------------------------------------------------------------------------------------------------
                                                           Utilities                                                        199.95
----------------------------------------------------------------------------------------------------------------------------------

                                                                                       TOTAL POST-PETITION CHECKS       409,905.34

                     SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                      AUGUST 1999 MONTHLY OPERATING REPORT


                         SUPPORTING SCHEDULES FOR MOR-5

                                  PAYROLL TAXES

                       SUN TELEVISION AND APPLIANCES, INC.
                           SUN TV AND APPLIANCES, INC.
                             (DEBTORS-IN-POSSESSION)
                          CASE NO. 98-2107 AND 98-2109
                            MOR-5 SUPPORTING SCHEDULE

                PAYROLL TAXES PAYMENT - SUPPORTING DOCUMENTATION

                      FOR THE MONTH ENDING AUGUST 28, 1999


     Deposit                 Federal        Employee       Employer
       Date                Income Tax       FICA Tax       FICA Tax          Totals
    ---------              ----------       ---------      ---------       ----------
    17-Aug-99               $3,425.30       $1,093.86      $1,093.84        $5,613.00

    31-Aug-99               $3,372.41       $1,076.68      $1,076.70        $5,525.79

                            ---------       ---------      ---------       ----------

                            $6,797.71       $2,170.54      $2,170.54       $11,138.79
                            =========       =========      =========       ==========

                       SUN TELEVISION AND APPLIANCES, INC.
                          SUN TV AND APPLIANCES, INC.
                             DEBTORS-IN-POSSESSION

                          CASE NO. 98-2107 AND 98-2109

                      AUGUST 1999 MONTHLY OPERATING REPORT


                         SUPPORTING SCHEDULES FOR MOR-6

                              BANK RECONCILIATIONS

                           MOR-6 SUPPORTING SCHEDULE
                          AUGUST BANK RECONCILIATIONS
DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED


A. BANK:                                  THE OHIO BANK    BANKBOSTON    NATIONAL CITY  NATIONAL CITY  NATIONAL CITY  NATIONAL CITY
B. ACCOUNT NUMBER:                           7067480        804-81979      394035037      3941035053     394078205      394035045
C. PURPOSE (TYPE):                        STORE DEPOSITS  BBRF PROCEEDS  CONCENTRATION  WORKERS COMP    PROF. FEES       PAYROLL

1. BALANCE PER BANK STATEMENT                1,376.43       1,174.86       86,431.70      20,109.51       1,000.00      32,025.11
2. ADD: TOTAL DEPOSITS NOT CREDITED             --             --              --          3,405.66          --             --
3. ADD: OUTSTANDING WIRE TRANSFERS              --             --              --             --             --             --
4. SUBTRACT: OUTSTANDING CHECKS                N/A            N/A        (306,886.74)     (4,440.36)         --        (24,575.80)
5. SUBTRACT: OUTSTANDING WIRE TRANSFERS         --             --              --             --             --             --
6. OTHER RECONCILING ITEMS                      --             --             585.87          --             --             --
7. ADJUSTED BANK BALANCE                     1,376.43       1,174.86     (219,869.17)     19,074.81       1,000.00       7,449.31

8. MONTH END BALANCE PER BOOKS               1,376.43          --        (215,577.58)     22,626.92       1,000.00       7,491.51
9. LESS: NSF CHECKS                             --             --              --             --             --             --
10. LESS: BANK/CREDIT CARD FEES                 --             --              --             --             --             --
11. ADD/(LESS): DEPOSIT DIFFERENCES             --             --              --             --             --             --
12. OTHER RECONCILING ITEMS (ATTACH LIST)       --          1,174.86       (4,291.59)     (3,552.11)         --            (42.20)
13. ADJUSTED BALANCE PER BOOKS               1,376.43       1,174.86     (219,869.17)     19,074.81       1,000.00       7,449.31

14. NUMBER OF LAST CHECK WRITTEN               N/A            N/A            #713820          #7567         N/A                 #

                           MOR-6 SUPPORTING SCHEDULE
                          AUGUST BANK RECONCILIATIONS
                            OTHER RECONCILING ITEMS
DEBTOR:                                                        CASE NO. 98-02107
   SUN TELEVISION AND APPLIANCES, INC.                              AND 98-02109
   SUN TV AND APPLIANCES, INC.                              JOINTLY ADMINISTERED

OTHER RECONCILING ITEMS:

BANKBOSTON
804-81979
BBRF PROCEEDS

      Other reconciling items - Book
                                                                    ---------
           Credit card adjustments                                   1,174.86
                                                                    =========


NATIONAL CITY
394035037
CONCENTRATION

      Other reconciling items - Bank
                                                                    ---------
           Checks shown as outstanding, should be void                 585.87
                                                                    =========

      Other reconciling items - Book
           Check void on G/L, paid by bank                          (4,438.84)
           Check stopped on bank, not void on G/L                      147.25
                                                                    ---------

                                                                    (4,291.59)
                                                                    =========


NATIONAL CITY
3941035053
WORKERS COMP

      Checks not booked                                             (3,552.11)
                                                                    ---------

                                                                    (3,552.11)
                                                                    =========


NATIONAL CITY
394035045
PAYROLL

      Miscellaneous reconciling items                                  (42.20)
                                                                    ---------

                                                                       (42.20)
                                                                    =========